 EXHIBIT 2
                        HORIZON ENERGY DEVELOPMENT, INC.
                                INCOME STATEMENT
                                   (Unaudited)

                                                  Three Months Ended
                                                  September 30, 2002

Operating Revenue:
  Operating Revenue                                      $12,578,196
                                                 --------------------

Operating Expenses:
  Fuel Used in Heat and Electric Generation                8,054,886
  Operation and Maintenance Expenses                       9,045,471
  Property, Franchise & Other Taxes                          642,665
  Depreciation, Depletion & Amortization                   3,284,667
                                                 --------------------
Operating Expenses                                        21,027,689
                                                 --------------------
Operating Loss                                            (8,449,493)
                                                 --------------------

Other Income                                                 340,164
                                                 --------------------

Interest Charges                                           1,718,593
                                                 --------------------

Loss Before Income Taxes                                  (9,827,922)
                                                 --------------------

Income Taxes - Current                                    (2,786,966)
Income Taxes - Deferred                                     (218,462)
                                                 --------------------
                                                          (3,005,428)
                                                 --------------------

Minority Interest in Foreign Subsidiaries                    897,076
                                                 --------------------

Net Loss                                                 ($5,925,418)
                                                 ====================